UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 19, 2016
QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA		94089-1138
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (408) 990-4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of QuickLogic Corporation (the “Company”) has performed an evaluation of independent registered public accounting firms. As a result of this process, the Audit Committee approved the dismissal of BDO USA, LLP ("BDO") and the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for fiscal year 2016. On August 19, 2016, the Company engaged Moss Adams.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 19, 2016, the Company informed BDO that it had been dismissed as the Company’s independent registered public accounting firm based on the Audit Committee’s decision.

The reports of BDO on the consolidated financial statements for the two most recent fiscal years ended January 3, 2016 and December 28, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended January 3, 2016 and December 28, 2014, and during the subsequent interim period preceding BDO’s dismissal, there were: (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements. A copy of the letter from BDO dated August 19, 2016 is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

The Audit Committee approved the engagement of Moss Adams as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years ended January 3, 2016 and December 28, 2014, and during the subsequent interim period preceding Moss Adams’s engagement, neither the Company, nor anyone on its behalf, has consulted Moss Adams with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1) (iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits
Item 9.01(d) Exhibits.
The following exhibit is furnished as a part of this report:

16.1	Letter of BDO USA, LLP to the Securities and Exchange Commission, dated August 19, 2016, regarding statements included in this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2016	QuickLogic Corporation

/s/ Suping (Sue) Cheung

Suping (Sue) Cheung Principal Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of BDO USA, LLP to the Securities and Exchange Commission, dated August 19, 2016, regarding statements included in this Current Report on Form 8-K.